                                                     Exhibit 23


          Letterhead of Kenny S&P Evaluation Services
             (a division of J.J. Kenny Co., Inc.)


                       December 17, 1999

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292


               Re:  National Municipal Trust
                    Post-Effective Amendment No. 6
                    Series 163____________________


Gentlemen:

          We have examined Registration Statement File No. 33-66106 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indi-cated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database as of the date of the Evaluation Report.

          You are hereby authorized to file a copy of this let-ter with the Securities and Exchange Commission.


                                   Sincerely,


                                   Frank A. Ciccotto
                                   Frank A. Ciccotto
                                   Vice President

                                                     Exhibit 23


          Letterhead of Kenny S&P Evaluation Services
             (a division of J.J. Kenny Co., Inc.)


                       December 17, 1999

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292


               Re:  National Municipal Trust
                    Post-Effective Amendment No. 6
                    Multistate Series 61__________


Gentlemen:

          We have examined Registration Statement File No. 33-64252 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indi-cated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database as of the date of the Evaluation Report.

          You are hereby authorized to file a copy of this let-ter with the Securities and Exchange Commission.


                                   Sincerely,


                                   Frank A. Ciccotto
                                   Frank A. Ciccotto
                                   Vice President